UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period: 6/30/13

Item 1.  Reports to Stockholders.

THE GIRALDA FUND™

ANNUAL REPORT

June 30, 2013

Ticker Symbol

Manager Shares – GDAMX

Class I Shares - GDAIX

1-855-GIRALDA

www.thegiraldafund.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Giralda Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

June 30, 2013

Dear Shareholders,

This annual report serves as a review of The Giralda Fund for the fiscal year ended June 30, 2013, and supplements our semi-annual report of December 31, 2012 by highlighting performance during the subsequent six months.

Performance Review

The Giralda Fund participated appreciably in the U.S. equity market’s upswing since the beginning of 2013.  The net total return for the first six months of 2013 was 10.7% for the Manager share class (GDAMX), and 10.1% for the Institutional share class (GDAIX).

To provide context for the Fund’s recent performance, the table below shows the total return results for the S&P 500 Stock Index, the Dow Jones Industrial Average, and several more-relevant indexes that represent risk-managed exposure to the domestic equity market.  Since risk management was, in retrospect, not necessary during the time since the Fund’s inception — and, therefore, the risk-management devices have not yet been tested in a “live” situation — a meaningful test of Fund performance to date is to measure whether it is providing risk management at an economical cost, with minimal performance drag.  Accordingly, the table also includes the results of several other investment products whose stated objective is similar to The Giralda Fund’s — that is, to provide risk-managed equity exposure.

The performance data quoted here represents past performance.  Current performance may be lower or higher than the performance data quoted above.  Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  Past performance is no guarantee of future results.  For performance information current to the most recent month-end, please call toll-free 1-855-GIRALDA or visit our website, www.thegiraldafund.com.  The peer group was compiled based on the investment objectives and strategy descriptions of liquid exchange-listed products (mutual funds, ETFs, ETNs) whose stated goal is to provide limited-volatility exposure and/or limited downside exposure to the domestic equity market.  (See Disclosures beginning on page 4.)

Based on the performance comparison in the table on page 1 (see Risk Managed Equity Products at the bottom of the table), we are pleased to report that The Giralda Fund has been delivering its protection against downside risk in a cost-effective manner.  Please also note that The Giralda Fund’s objective is to provide long-term capital appreciation and explicit risk management against both bear markets and market crashes — a goal generally more comprehensive than those of the other products listed.

We have made minor “tweaks” to the risk management techniques within the Fund.  We have completed the migration from “equal weighting” by industry sector to “stable weighting,” as described in our December 31, 2012 management letter.  We also updated a few of the parameters within the algorithm we use to govern the momentum-based sector rotation aspect of the Fund.  We expect to perform similar updates over time as new data naturally emerges.

We continually monitor the evolution of available “tail risk hedges” — the devices designed to provide protection against sudden and severe market crashes.  Over time, the pool of such strategies has become more diverse and more efficient, thereby offering protection using different methods while having greater stability during normal markets.  Over the last six months we have made our portfolio of tail risk hedges more diversified by introducing a strategy that uses a sophisticated set of proprietary volatility signals, as well as by creating more balance among the different types of hedges.  Also, when one of the contracts matured earlier this year, we replaced the strategy it delivered with a less volatile version that had since become available from the same investment bank.  We will evaluate new tail risk offerings as they become available and will make further incremental improvements as we deem appropriate.

As reported in our December 31, 2012 letter, we purchased equity put options as extra protection against an adverse market reaction to the impending “fiscal cliff.”  Those puts expired in January.

Investment Outlook

The fundamentals that support the U.S. economy — corporate earnings, the housing market, and the employment situation — are still moving in the right direction, but at a slower pace than in previous economic recoveries.  Given the data, we believe that the U.S. equity markets will continue to advance but remain somewhat vulnerable to issues such as investor reaction to the Fed’s gradual unwinding of “QE3” and the potential for higher interest rates.  Therefore, market dips, small and perhaps not-so-small, are possible at any time, with little warning.

Since the Fund’s inception, we have not seen the extended bear market, nor the catastrophic crash, that the Fund is explicitly designed to protect against.  As we’ve said from the start, the true worth of protection can be evaluated only over several market cycles.  We believe that The Giralda Fund continues to represent a prudent core equity holding within a diversified portfolio.

Thank you for your confidence and support.  It is a privilege to serve you.

Sincerely,

Marina Goodman

Portfolio Manager

Jeremy T. Welther

Portfolio Manager

Jerry Miccolis

Portfolio Manager

Disclosures:

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Relevant information concerning each risk-managed equity index and each fund in the peer group is provided in the following tables.

Mutual Funds / ETFs / ETNs				
Description	**Objective**	**Type**	**Ticker**	**Expense Ratio***
AQR Risk Parity fund	The Fund invests across a wide variety of global markets, including: developed and emerging market equities, fixed income, currencies, global credit markets (corporate, government, and mortgage) and commodities. The Fund will incorporate drawdown control, stress testing, and volatility targeting to help manage risk while implementing the strategy.	Mutual Fund	AQRIX (Class I shares) AQRNX (Class N shares)	0.95% 1.20%
EATON VANCE Risk Managed Equity Option Fund	Fund managers write S&P 500 Index call options to generate premium income and purchase index put options to help cushion returns in down markets. Fundamental research governs the buy/sell decisions made at the individual stock level. Management seeks to reduce the impact of taxes on income and gains.	Mutual Fund	EROAX (Class A shares) EROCX (Class C shares) EROIX (Class I shares)	1.50% 2.25% 1.25%
Eaton Vance Risk Managed Diversified Equity Income Fund	The Fund invests in a diversified portfolio of common stocks and purchases out-of-the-money; short-dated S&P 500 index put options and sells out-of-the-money S&P 500 Index call options of the same term as the put options with roll dates that are staggered across the options portfolio. The Fund evaluates returns on an after-tax basis and seeks to minimize and defer federal income taxes incurred by shareholders in connection with their investment in the Fund.	ETF	ETJ	1.09%
Giralda Fund	The Giralda Fund is designed to seek long-term capital appreciation. We attempt to provide risk-managed exposure to the equity markets, with the goal of limiting asset depreciation during both protracted and catastrophic market downturns while allowing participation in up-trending markets.	Mutual Fund	GDAMX (Class M shares) GDAIX (Class I shares)	0.25% 1.25%
ALP/GS Risk-Adjusted Return	Tracks an index that is designed to reflect the performance of an index of US stocks anticipated to have the highest risk-adjusted returns using 12-month price targets for the stocks in the Russell 1000 Index.	ETF	GSRA	0.55%
Huntington US Equity Rotation	This ETF may be appropriate for long-term investors looking for a unique approach to pursuing capital appreciation. It may provide an important overlay to investor's portfolio as the advisors seek to enhance performance through emphasizing the market sectors and segments believed most promising.	ETF	HUSE	0.95%
ICON Risk Managed Equity-Z	To pursue the Fund's investment objective the Fund will normally invest in equity securities traded in U.S. markets, options on equity securities and securities indices. The Fund may also purchase exchange traded funds and other derivatives. Equity securities the Fund may invest in include common stocks and preferred stocks of companies of any market capitalization.	Mutual Fund	IOCZX (Class S shares) IOCAX (Class A shares) IOCCX (Class C shares)	1.24% 1.48% 2.23%
Ironclad Managed Risk	Under normal circumstances, the Fund's primary strategy consists of selling covered put options on Exchange Traded Funds ("ETFs") and equity indexes. The sale of covered put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets that are in excess of the income collected. The Fund retains the income collected during market advances. The Advisor seeks to manage the risk of the equity exposure in the portfolio by generating income that reduces the impact of market declines.	Mutual Fund	IRONX	1.25%
Navigator Equity Hedged - I	The Fund employs a continuous strategic hedge utilizing an allocation to volatility in an effort to minimize volatility and systematic risk. The Fund's primary benchmark is the MSCI World index. The Fund's secondary benchmark is the S&P 500 index.	Mutual Fund	NAVAX (Class A shares) NAVIX (Class I shares) NAVCX (Class C shares)	1.35% 1.10% 2.10%
BlackRock Managed Volatility Inverse I	The Fund incorporates a volatility control process that seeks to reduce risk when portfolio volatility is expected to deviate from the Fund's targeted total return volatility of 10% over a one-year period.	Mutual Fund	PCBAX (Class A shares) BRBCX (Class C shares) PBAIX (Class I shares)	1.19% 1.90% 0.89%
Schooner Fund	The Fund implements an actively managed single name covered call strategy against a diversified large cap equity portfolio. The Fund also selectively purchases convertible securities and index puts and spreads in an attempt to help reduce risk. The Fund seeks to capture a substantial portion of the long-term total return potential of equities, while aiming to limit portfolio volatility and downside risk.	Mutual Fund	SCNAX (Class A shares) SCNIX (Class I shares)	1.84% 1.59%
Powershares S&P 500 Low Volatility Portfolio	The PowerShares S&P 500 Low Volatility portfolio is based on the S&P 500 Low Volatility Index. The Index is compiled, maintained and calculated by Standard & Poor's and consists of the 100 stocks from the S&P 500 Index with the lowest realized volatility over the past 12 months.	ETF	SPLV	0.25%
iShares MSCI USA Min Volatility	The iShares MSCI USA Minimum Volatility ETF seeks to track the investment results of an index composed of U.S. equities that, in aggregate, have lower volatility characteristics relative to the broader U.S. equity market. The Underlying Index measures the performance of equity securities in the top 85% by market capitalization of equity securities listed on the stock exchanges in the U.S. that in aggregate have lower volatility.	ETF	USMV	0.15%
Virtus Premium AlphaSector	The Virtus Premium AlphaSector™ Fund seeks to meet the real needs of individual investors by seeking to provide risk controls in down markets and enhanced alpha in up markets.	Mutual Fund	VAPAX (Class A shares) VAPCX (Class C shares) VAPIX (Class I shares)	1.64% 2.38% 1.39%
Barclays ETN+ S&P Veqtor ETNs	The Barclays ETN+ S&P VEQTOR ETNs are ETNs issued linked to the performance of the S&P 500 Dynamic VEQTOR Total Return Index. The Index seeks to provide investors with broad equity market exposure with an implied volatility hedge by dynamically allocating its notional investments among three components: equity, volatility and cash. Equity component is S&P 500 and volatility is S&P 500 VIX short-term futures index.	ETN	VQT	0.95%
DIREXION S&P 500 Dynamic Rebalancing Risk Control Volatility Response Shares	15% Target volatility. Please refer to fact sheet for details. Tracks S&P 500 Dynamic Rebalancing Risk Control Index. Follows a quantitative rules-based equity index that seeks to mitigate risk by dynamically changing total equity exposure based on volatility signals.	ETF	VSPY	0.45%

*Source: Bloomberg

Mutual Funds / ETFs / ETNs		
Description	**Links**	**Major Risks**
AQR Risk Parity fund	http://hosted.rightprospectus.com/AQRFunds/Fund.aspx?cu=00203H826&dt=SP	CFTC Regulation, Commodities ,Counterparty , Credit Default Swap Agreements, Credit, Currency, Derivatives, Emerging Market, Foreign Investments, Forward and Futures Contract, Hedging Transactions, High Portfolio Turnover, Interest Rate, Investment in Other Investment Companies, Leverage, Manager, Market, Mid Cap Securities, Model and Data, Momentum Style, Mortgage-Backed Securities, Reverse Repurchase Agreement, Short Sale, Sovereign Debt, Subsidiary, Swap Agreement, Tax, TIPS and Inflation-Linked Bonds, US Government Securities, Value Style, Volatility
EATON VANCE Risk Managed Equity Option Fund	http://funds.eatonvance.com/Risk-Managed-Equity-Option-Fund-EROIX.php	Equity Investing, Derivatives, ETF, Foreign and Emerging Market Investment, Tax Managed Investing, Risks Associated with Active Management, General Fund Investing
Eaton Vance Risk Managed Diversified Equity Income Fund	http://quote.morningstar.com/cef-filing/Prospectus/2010/7/31/t.aspx?t=ETJ&ft=N-2&d=aed159001b45f9261c989f02243352d9	Discount from or Premium to NAV, Secondary Market for Common Shares, Investment, Issuer, Limitations on Equity Market Risk Management Strategy, Risk of Selling Index Call Options, Risks of Selling Put Options on Individual Stocks, Options Risks Generally, OTC Options, Tax Distribution, Investing in Mid-Cap Companies, Foreign Security, Emerging Market Securities, Interest Rate Derivatives , Liquidity , Inflation, Portfolio Turnover, Financial Leverage, Management, Market Disruption, Limited Diversification, Anti-Takeover Provisions
Giralda Fund	http://www.thegiraldafund.com/wp-content/uploads/2012/12/As-filed-Giralda-Manager-Class-Prospectus.pdf	Commodity, Derivatives, Emerging Market, ETF and Mutual Fund, Foreign Investment, Operations, Market, Non-Diversification, REIT, Small and Medium Capitilization Stock, Structured Notes, Turnover
ALP/GS Risk-Adjusted Return	http://www.alpsgsetfs.com/documents/pdfs/alpsgsetfs-pro-20130331.pdf	Passive Strategy/Index, Non-Correlation, Market Trading, Concentration, Market Volatility, Risk-Parity, Volatility, Methodology, I/B/E/S
Huntington US Equity Rotation	http://www.huntingtonstrategyshares.com/ftp/prospectus/Huntington_Strategy_Shares_Prospectus.pdf	Active Trading, Equity Securities, ETF, Government Intervention and Extreme Volatility, Large-Cap Stock, Market, Market Price Variance, Mid/Small-Cap Stock, Sector
ICON Risk Managed Equity-Z	http://pe.newriver.com/summary.asp?doctype=spro&clientid=iconll&fundid=44929K739	Correlation, Options, Limited Gains, Lack of Liquidity for the Option, Lack of Liquidity for the Security, Tax Consequences, Industry and Concentration, Bond, High Yield, Small and Mid-Size Company, Foreign Investment, Stock Market, Segregated Account
Ironclad Managed Risk	http://www.ironcladfunds.com/Ironclad%20Managed%20Risk%20Fund%20-%20Summary.pdf	Equity Markets, Foreign Securities, Options, Credit, Interest Rate, Rating
Navigator Equity Hedged - I	http://www.navigatorfund.com/images/Prospectus.pdf	Emerging Market, ETF, Foreign Investment, Foreign Currency, Leveraging, Market, Put Option, Small and Medium Capitalization Stock, Turnover Risk
BlackRock Managed Volatility Inverse I	https://www2.blackrock.com/webcore/litService/search/getDocumentFromSymbol.seam?sym=PCBAX&Source=RegIndex&Venue=PUB_IND&doctype=26	Affiliated Fund, Allocation, Investments in ETFs and Other Mutual Funds, Cash Transaction, Passive Investment, Representative Sampling, Shares of and ETF may trade at Prices other than Net Asset Value, Tracking Error, Realized Debt Obligations, Concentration, Convertible Securities, Corporate Loans, Counterparty, Credit, Debt Securities, Derivatives, Distressed Securities, Dollar Rolls, Emerging Markets, Equity Securities, Extension, Foreign Securities, High Portfolio Turnover, Indexed and Inverse Securities, Inflation Indexed Bonds, Interest Rate, Junk Bonds, Leverage, Market and Selection, Mid-Cap Securities, Mortgage and Asset-Backed Securities, Municipal Securities, Preferred Securities, Prepayment, Real Estate Related Securities, REIT Investment, Repurchase Agreements and Purchase and Sale Contracts, Reverse Repurchase Agreements, Loan Assignments and Participations, Second Lien Loans, Senior Loans, Small Cap and Emerging Growth Securities, Sovereign Debt, Structured Notes, Structured Products, Supranational Entities, Tender Option Bonds and Related Securities, U.S. Government Mortgage-Related Securities, US Government Obligations, Variable and Floating Rate Instrument, Warrants, Zero Coupon Securities
Schooner Fund	http://schoonermutualfunds.com/wp-content/uploads/2012/03/Schooner-Fund-Prospectus-2012.pdf	General Market, Large-Cap Company, Convertible Securities, Options and Futures, Tax, Debt Securities, Below-Investment Grade Debt Securities, Interest Rate, Call, Prepayment and Extension, Credit, High Portfolio Turnover
Powershares S&P 500 Low Volatility Portfolio	http://www.invescopowershares.com/pdf/P-SPLV-SUMPRO-1.pdf	Equity, Industry Concentration, Market Trading, Non-Correlation, Index, Non-Diversified Fund, Issuer-Specific Changes
iShares MSCI USA Min Volatility	http://prospectus-express.newriver.com/summary.asp?clientid=ishareslI&fundid=46429B697&doctype=pros	Asset Class, Concentration, Consumer Staple Sector, Equity Securities, Healthcare Sector, Index-Related , Information Technology Sector, Issuer, Management, Market, Market Trading, Mid-Capitalization Companies, Non-Diversification, North American Economic, Passive Investment, Securities Lending, Tracking Error, Volatility, Consumer Discretionary Sector, Energy Sector, Financial Sector, Industrials Sector, Telecommunications Sector, Utilities Sector
Virtus Premium AlphaSector	https://www.virtus.com/vsitemanager/Upload/Docs/8434_PremiumAlphaSectorSummary.pdf	Correlation and Index, Equity Securities, Exchange Traded Funds, Fund of Funds, Market Volatility, Model Portfolio, Portfolio Turnover, Sector Focused Investing, U.S. Government Securities
Barclays ETN+ S&P Veqtor ETNs	https://barxis.barcap.com/US/7/en/details.app?instrumentId=73025	You May Lose Some or All of Your Principal, Credit of Barclays Bank PLC, Automatic Redemption, Market and Volatility, Dynamic Allocation, Dynamic Allocation and Strategy, Leverage, A Trading Market for the ETNs May Not Develop, No Interest Payment from the ETNs, Restriction on the Minimum Number of ETNs and Date Restrictions for Redemption, The Payment of the ATMP ETNs is Linked to the VWAP Level, Not to the Closing Level of the Index and Not to the Published Intraday Indicative Value of the ETNs, No Guaranteed Coupon Payments, Tax Treatment
DIREXION S&P 500 Dynamic Rebalancing Risk Control Volatility Response Shares	http://hosted.rightprospectus.com/DirexionShares/Fund.aspx?cu=25459Y728&dt=SP	Adverse Market Conditions, Adviser's Investment Strategy, Counterparty, Credit, Debt Instrument, Derivatives (Futures and Forward Contracts, Options, Swap Agreements), Early Close/Trading Halt, Equity Securities, High Portfolio Turnover, High Volatility in Rising Markets, Interest Rate, Market, Non-Diversification, Regulatory, Investing in Other Investment Companies, Tax and Distribution, Tracking Error, Volatility Response Lag

1995-NLD-8/14/2013

The Giralda Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Since Inception through June 30, 2013*

	One Year	Since Inception*
The Giralda Fund:
Manager Class	12.77%	3.30%
Class I	11.60%	2.25%
S&P 500	20.60%	12.80%

________________

     *The Fund commenced operations on July 19, 2011.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds, is 1.50% for Manager Class and 1.50% for Class I per the October 29, 2012 Prospectus.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  For performance information current to the most recent month-end, please call 1-855-GIRALDA.

PORTFOLIO COMPOSITION* (Unaudited)

Exchange-Traded Funds	94.4%
Structured Notes	4.5%
Short-Term Investments	1.1%
100.0%

*Based on Portfolio Market Value as of June 30, 2013.

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s Holdings.

The Giralda Fund
PORTFOLIO OF INVESTMENTS
June 30, 2013
Shares					Value
	EXCHANGE TRADED FUNDS - 93.5%
	EQUITY FUNDS - 93.5%
452,200	Consumer Discretionary Select Sector SPDR Fund				$ 25,504,080
615,900	Consumer Staples Select Sector SPDR Fund				24,432,754
310,000	Energy Select Sector SPDR Fund				24,291,600
1,175,700	Financial Select Sector SPDR Fund				22,914,393
527,100	Health Care Select Sector SPDR Fund				25,095,231
588,200	Industrial Select Sector SPDR Fund				25,039,674
456,900	iShares US Technology ETF				33,641,547
438,400	iShares US Telecommunications ETF				11,332,640
561,000	Materials Select Sector SPDR Fund				21,508,740
303,250	Utilities Select Sector SPDR Fund				11,411,297
	TOTAL EXCHANGE TRADED FUNDS ( Cost - $195,033,503)				225,171,956

Principal	STRUCTURED NOTES - 4.4%
	BANKS - 4.4%
$10,000,000	JPMorgan Chase & Co. linked to the S&P 500 Index and J.P. Morgan Strategic Volatility Index Due 2/21/14*				10,676,000
	TOTAL STRUCTURED NOTES ( Cost - $10,000,000)
Shares
	SHORT-TERM INVESTMENTS - 1.1%
	MONEY MARKET FUND - 1.1%
2,740,910	Short-Term Investments Trust -STIC Prime Portfolio - Private Class - 0.02% +				2,740,910
	TOTAL SHORT-TERM INVESTMENTS ( Cost - $2,740,910)

	TOTAL INVESTMENTS ( Cost - $207,774,413) (a) - 99.0%				$ 238,588,866
	OTHER ASSETS LESS LIABILITIES - 1.0%				2,235,102
	NET ASSETS - 100.0%				$ 240,823,968

+ Money Market Fund; Interest rate reflects seven-day effective yield on June 30, 2013.
* Non-income producing security.
(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $210,271,513 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

			Unrealized Appreciation:		$ 28,782,655
			Unrealized Depreciation:		-
			Net Unrealized Appreciation:		$ 28,782,655

TOTAL RETURN SWAP CONTRACTS:		Counterparty	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)(1)

Index swap on Barclays Capital ASTRO Variable US Excess Return Index‐ to receive Total Return vs. Fee (0%(Days/365))		Barclays	$ 10,000,000	8/21/2013	$ 77,610
Index swap on Barclays ASTRO US Variable Excess Return‐ to receive Total Return vs. Fee (0%(Days/365))		Barclays	10,000,000	5/21/2014	221,682
Index swap on SGI Vol Select Index ‐ to receive Total Return vs. Fee (0.65% spread (Days/360))		Societe Generale	35,000,000	10/3/2013	(410,795)

The accompanying notes are an integral part of these financial statements.

The Giralda Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
TOTAL RETURN SWAP CONTRACTS(1):	Counterparty	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)(1)

Index swap on Shiller Barclays CAPE US Sector Market Hedged ER USD Index ‐ to receive Total Return vs. Fee (1%(Days/365))	Barclays	8,750,000	12/18/2013	26,378
Index swap on Barclays US Q-MA Excess Return Index ‐ to receive Total Return vs. Fee (0%(Days/365))	Barclays	8,750,000	12/18/2013	340,497
Index swap on Barclays Cross Asset Trend Index - Equity Volatility Excess Return ‐ to receive Total Return vs. Fee (0.5%(Days/365))	Barclays	2,500,000	12/18/2013	(12,872)
Index swap on BofAML US Dynamic Long Volatility Strategy Index ‐ to receive Total Return vs. Fee (1.0%(Days/360))	Bank of America	35,000,000	2/27/2014	552,923
Index swap on BofAML US Dynamic Short Volatility Strategy Index ‐ to receive Total Return vs. Fee (1.0%(Days/360))	Bank of America	20,000,000	2/27/2014	(330,121)
Net unrealized appreciation on swap contracts:				$ 465,302

(1) Amount subject to equity contracts risk exposure at June 30, 2013.

The accompanying notes are an integral part of these financial statements.

The Giralda Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2013

Assets:
Investments in Securities at Market Value (identified cost $207,774,413)	$ 238,588,866
Cash held as Collateral	1,220,899
Dividends and Interest Receivable	1,170,304
Receivable for Fund Shares Sold	79,980
Unrealized Appreciation on Swap Contracts	465,302
Prepaid Expenses and Other Assets	33,195
Total Assets	241,558,546

Liabilities:
Payable for Fund Shares Redeemed	3,876
Accured Advisory Fees	7,680
Payables to Other Affiliates	26,704
Due to Broker	550,000
Accrued Interest Payable - Swaps	121,938
Accrued Expenses and Other Liabilities	24,380
Total Liabilities	734,578

Net Assets	$ 240,823,968

Composition of Net Assets:
At June 30, 2013, Net Assets consisted of:
Paid-in-Capital	$ 224,547,594
Accumulated Net Investment loss	(1,804,877)
Accumulated Net Realized Gain (Loss) From Investments,
Option Contracts and Swap Contracts	(13,198,504)
Net Unrealized Appreciation (Depreciation) on Investments,
Option Contracts and Swap Contracts	31,279,755
Net Assets	$ 240,823,968

Net Asset Value Per Share
Manager Shares
Net Assets	$ 231,545,551
Shares of Beneficial Interest Outstanding (Unlimited shares of no par beneficial interest authorized)	21,976,380
Net Asset Value, Offering Price and Redemption Price per Share ($231,545,551/21,976,380 shares outstanding)	$ 10.54

Class I Shares
Net Assets	$ 9,278,417
Shares of Beneficial Interest Outstanding (Unlimited shares of no par beneficial interest authorized)	898,161
Net Asset Value, Offering Price and Redemption Price per Share ($9,278,417/898,161 shares outstanding)	$ 10.33

The accompanying notes are an integral part of these financial statements.

The Giralda Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2013

Investment Income:
Dividend Income	$ 4,684,119
Interest Income	1,389
Total Investment Income	4,685,508

Expenses:
Investment Advisory Fees	2,300,870
Administration Fees	157,436
Fund Accounting Fees	51,211
Registration and Filing Fees	45,375
Transfer Agent Fees	41,306
Custody Fees	37,050
Chief Compliance Officer Fees	17,589
Audit Fees	16,001
Insurance Expense	7,964
Trustees' Fees	7,069
Legal Fees	6,130
Printing Expense	3,890
Miscellaneous Expenses	26,263
Total Expenses	2,718,154
Less: Investment Advisory Fees Waived - Manager Class	(2,233,051)
Net Expenses	485,103
Net Investment Income	4,200,405

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	9,951,652
Swap Contracts	(7,232,286)
Options	(1,207,101)
1,512,265
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	21,831,837
Swap Contracts	15,956
21,847,793

Net Realized and Unrealized Gain (Loss) on Investments	23,360,058

Net Increase in Net Assets Resulting From Operations	$ 27,560,463

The accompanying notes are an integral part of these financial statements.

The Giralda Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the period
	ended	ended
	June 30, 2013	June 30, 2012*
Operations:
Net Investment Income	$ 4,200,405	$ 2,355,890
Net Realized Gain (Loss) on Investments, Swaps, and Options Purchased	1,512,265	(22,541,249)
Net Change in Unrealized Appreciation (Depreciation) on
Investments, Swaps and Options Purchased	21,847,793	9,431,962
Net Increase (Decrease) in Net Assets
Resulting From Operations	27,560,463	(10,753,397)

Distributions to Shareholders From:
Net Investment Income:
Manager Class ($0.00** and $0.09 per share, respectively)	(89,778)	(2,061,203)
Class I Shares ($0.00** and $0.09 per share, respectively)	(2,552)	(37,896)
Total Distributions to Shareholders	(92,330)	(2,099,099)

Capital Share Transactions:
Manager Class
Proceeds from Shares Issued	20,233,988	256,391,355
Distributions Reinvested	89,777	2,061,203
Cost of Shares Redeemed	(26,234,484)	(35,387,876)
Redemption Fees	321	2,927
	(5,910,398)	223,067,609

Class I
Proceeds from Shares Issued	8,339,408	5,765,936
Distributions Reinvested	2,035	36,206
Cost of Shares Redeemed	(3,179,447)	(1,913,100)
Redemption Fees	9	73
	5,162,005	3,889,115

Net Increase (Decrease) from Capital Share Transactions	(748,393)	226,956,724

Total Net Increase in Net Assets	26,719,740	214,104,228

Net Assets:
Beginning of Period	214,104,228	-
End of Period (including accumulated net investment
loss of $(1,804,877) and $(357,330)	$ 240,823,968	$ 214,104,228

*The Giralda Fund commenced operations on July 19, 2011.
** Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Giralda Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the year	For the period
	ended	ended
	June 30, 2013	June 30, 2012*

SHARE ACTIVITY
Manager Class
Shares Sold	2,080,287	26,173,609
Shares Reinvested	9,460	230,087
Shares Redeemed	(2,649,597)	(3,867,466)
Net increase (decrease) in shares of beneficial interest outstanding	(559,850)	22,536,230

Class I
Shares Sold	860,148	581,516
Shares Reinvested	218	4,086
Shares Redeemed	(331,563)	(216,244)
Net increase in shares of beneficial interest outstanding	528,803	369,358

The accompanying notes are an integral part of these financial statements.

The Giralda Fund
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Manager Class
	For the year		For the Period
	ended		Ended
	June 30, 2013		June 30, 2012 (1)

Net Asset Value, Beginning of Period	$ 9.35		$ 10.00
From Operations:
Net investment income (a)	0.18		0.11
Net gain (loss) from investments
(both realized and unrealized)	1.01		(0.67)
Total from operations	1.19		(0.56)

Distributions to shareholders from
net investment income	(0.00)	(g)	(0.09)
Total distributions	(0.00)		(0.09)

Paid in capital from redemption fees (g)	0.00		0.00

Net Asset Value, End of Period	$ 10.54		$ 9.35

Total Return (b)	12.77%		(5.53)%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 231,546		$ 210,684
Ratio of expenses to average net assets,
before waiver (e)	1.18%		1.25%	(c)
net of waiver (e)	0.18%		0.25%	(c)
Ratio of net investment income to average net assets (e) (f)	1.85%		1.24%	(c)
Portfolio turnover rate	155%		571%

__________
(1) The Giralda Fund commenced operations on July 19, 2011.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) Annualized.
(d) Not annualized.
(e) Does not include the expenses of other investment companies in which the Fund invests.
(f) Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(g) Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Giralda Fund
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Class I
	For the year		For the period
	ended		ended
	June 30, 2013		June 30, 2012 (1)

Net Asset Value, Beginning of Period	$ 9.26		$ 10.00
From Operations:
Net investment income (a)	0.11		0.01
Net gain (loss) from investments
(both realized and unrealized)	0.96		(0.66)
Total from operations	1.07		(0.65)

Distributions to shareholders from
net investment income	(0.00)	(g)	(0.09)
Total distributions	(0.00)		(0.09)

Paid in capital from redemption fees (g)	0.00		0.00

Net Asset Value, End of Period	$ 10.33		$ 9.26

Total Return (b)	11.60%		(6.43)%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 9,278		$ 3,420
Ratio of expenses to average net assets,
before waiver (e)	1.18%		1.25%	(c)
net of waiver (e)	1.18%		1.25%	(c)
Ratio of net investment income to average net assets (e) (f)	1.07%		0.09%	(c)
Portfolio turnover rate	155%		571%

__________
(1) The Giralda Fund commenced operations on July 19, 2011.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) Annualized.
(d) Not annualized.
(e) Does not include the expenses of other investment companies in which the Fund invests.
(f) Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(g) Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Giralda Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2013

1.

ORGANIZATION

The Giralda Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.  The Fund offers three classes of shares designated as Manager Class, Class I and Class A.  Each class represents an interest in the same assets of the Fund and classes are identical.  The primary investment objective of the Fund is capital appreciation.  Class A has not commenced operations.  The Fund commenced operations on July 19, 2011.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.   Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Total Return Swaps are valued based on a price received from the underlying financial institution where the swap is being held.

In unusual circumstances, securities may be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Giralda Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

Fair Value Team and Valuation Process -  This team is composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the boards of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The Giralda Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$ 225,171,956	$ -	$ -	$ 225,171,956
Structured Notes	-	10,676,000	-	10,676,000
Open Swap Contracts		465,302		465,302
Short-Term Investments	2,740,910	-	-	2,740,910
Total	$ 227,912,866	$ 11,141,302	$ -	$ 239,054,168

The Fund did not hold any Level 3 securities during the year.

There were no transfers into and out of Level 1 and Level 2 during the current year.

It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

See Portfolio of Investments for Industry Classification.

Exchange Traded Funds - The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Structured Notes – There are several risks associated with the use of structured notes. Structured notes are leveraged, thereby providing an exposure to the underlying benchmark greater than the face amount and increasing the volatility of each note relative to the change in the underlying linked financial instrument. A highly liquid secondary market may not exist for the structured notes the Fund invests in, which may make it difficult for the Fund to sell the structured notes it holds at an acceptable price or to accurately value them. In addition, structured notes are subject to the risk that the counterparty to the instrument, or issuer, might not pay interest when due or repay principal at maturity of the obligation.  The Fund bears the risk of loss of the amount expected to be received in the event of default or bankruptcy of the issuer.

Swap Agreements – The Fund is subject to equity price risk and/or interest rate risk in the normal course of pursuing its respective investment objectives. The Fund may hold fixed-rate bonds, the value of which may decrease if interest rates rise, and equities subject to equity price risk.   The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.  For the year ended June 30, 2013, the net change in unrealized appreciation on the swap contract was $15,956.

The Giralda Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.  The Fund maintains a cash balance as collateral to secure its obligations under the swaps.  The amounts posted as collateral for each broker were as follows, Societe Generale, the Fund posted $670,000 in cash.  For Barclays Capital, $550,000 was posted to the Fund in cash and for Bank of America $221,000 was posted to the Fund in a U.S. Treasury Note.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities.  The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.   For the year ended June 30, 2013, the Fund had net realized losses of $(7,232,286), resulting from swap activity.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk.  When the Fund writes a call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As the writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in price of the security underlying the written option.  The Fund did not have any open option positions as of and for the year ended June 30, 2013.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The derivative instruments outstanding as of June 30, 2013 as disclosed in the Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Fund.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

The Giralda Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  The Fund did not have withholding taxes on foreign dividends for the year ended June 30, 2013.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.  The Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.  The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded as of or during the year ended June 30, 2013, related to uncertain tax positions taken on the returns filed for the open tax year 2012, or expected to be taken in the Fund’s 2013 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date.  The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with Federal income tax regulations, which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees - Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Giralda Advisors (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.00% of the average daily net assets of the Fund.  For the year ended June 30, 2013, the Adviser earned advisory fees of $2,300,870, of which $2,233,051 were waived.

The Fund was previously managed by Brinton Eaton Associates, Inc. (“Brinton Eaton”).  In fourth quarter 2012, a change of control resulted when Brinton Eaton contributed a portion of its assets to the Adviser, and Montage Investments (“MI”) then purchased a controlling interest in the Adviser.  This change of control did not result in any changes in the investment advisory management personnel, operation or organization, nor did it result in any changes to the Fund’s advisory fee or fee waiver in place prior to the change of control and the new Advisory Agreement was approved by the Board of Trustees and the Fund’s shareholders

The Giralda Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front‐end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)). at least until October 31, 2013, so that the total annual operating expenses of the Fund do not exceed 0.30% and 1.30% of the average daily net assets of Manager Class and Class I shares, respectively (the “Waiver Agreement”). Contractual waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived, except the advisory fee waiver for the Manager Class may not be recouped. As of June 30, 2013, there were no contractually waived fees or expense reimbursements subject to recapture.  In addition to the Waiver Agreement, the Adviser has voluntarily agreed to waive its management fee for services rendered to the Manager Class.

Pursuant to a separate servicing agreement with Gemini Fund Services (“GFS”), the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A Shares (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides a monthly service and/or distribution fee that will be calculated by the Fund at an annual rate of 0.25% of the average daily new assets attributable to Class A.  Class A did not commence operations during the year ended June 30, 2013.  During the year ended June 30, 2013, the Fund did not pay distribution related charges pursuant to the Plan.

Trustees – Effective April 1, 2013, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $27,625 for his attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred.  Prior to April 1, 2013 each Trustee who is not affiliated with the Trust or an adviser received a quarterly fee of $21,500.  Effective July 1, 2013, in addition to the quarterly fees and reimbursements, the Chairman of the Board receives a $30,000 annual fee, and the Audit Committee Chairman receives a $15,000 annual fee, each to be paid quarterly, allocated between the Northern Lights Fund Trust and Northern Lights Variable Trust.

Additionally, in the event a meeting of the Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting.

The Giralda Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended June 30, 2013, amounted to $347,669,796 and $351,106,813, respectively.

5.           REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells his or her shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund.  For the year ended June 30, 2013, the Fund assessed $330 in redemption fees.

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2013	June 30, 2012
Ordinary Income	$ 92,330	$ 2,099,099
Long-Term Capital Gain	-	-
	$ 92,330	$ 2,099,099

As of June 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October	Capital	Unrealized	Total
Ordinary	Long-Term	and Late Year	Loss Carry	Appreciation/	Accumulated
Income	Gains	Losses	Forwards	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ (1,339,575)	$ (11,166,706)	$ 28,782,655	$ 16,276,374

The difference between book basis and tax basis unrealized appreciation, undistributed ordinary income and accumulated net realized loss from security transactions is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market on open swap contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $1,339,575.

At June 30, 2013, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Year-Generated	Short-term	Long-term	Total	Expiration
6/30/2012	$ 11,166,706	$ -	$ 11,166,706	Non-expiration

Permanent book and tax differences primarily attributable to the tax treatment of net operating losses and adjustment for swaps resulted in reclassification for the period ended June 30, 2013 as follows:

The Giralda Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

Undistributed	Undistributed	Paid
Ordinary Income	Long-Term	In
Income (Loss)	Gains (Loss)	Capital
$ (5,555,622)	$ 7,187,286	$ (1,631,664)

7.

RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

8.

SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Giralda Fund

and Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of The Giralda Fund (the “Fund”), a series of Northern Lights Fund Trust, as of June 30, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Giralda Fund as of June 30, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

August 29, 2013

THE GIRALDA FUND

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2013

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ 1950	Trustee Since 2005; Chairman of the Board since 2013.	Consultant to small and emerging businesses (since 2000).	9 8

AdvisorOne Funds (1 2 portfolios) (2004-2013); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	9 8	AdvisorOne Funds (1 2 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund ( 2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor^ 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	111

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	111	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

THE GIRALDA FUND

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola***^ 1952	Trustee Since 2005; Chairman of the Board 2005-2013.	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004).	98	AdvisorOne Funds (1 2 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees. For more information, please see the “Legal Proceedings” section in the SAI.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-GIRALDA.

The Giralda Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

June 30, 2013

As a shareholder of the Fund you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (1/1/13)	Ending Account Value (6/30/13)	Expense Ratio	Expenses Paid During the Period* (1/1/13 to 6/30/13)
Actual
Manager Class	$1,000.00	$1,107.10	0.18%	$ 0.94
Class I	$1,000.00	$1,101.30	1.17%	$ 6.10
Hypothetical (5% return before expenses)
Manager Class	$1,000.00	$1,023.90	0.18%	$ 0.90
Class I	$1,000.00	$1,018.99	1.17%	$ 5.86

   *Expenses Paid During Period are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days and divided by 365 (to reflect the number of days in the period ended June 30, 2013).

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT*

In connection with the regular meeting held on November 14 and 15, 2012, the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an interim and definitive investment advisory agreement (the “Definitive Advisory Agreement”) (together with the interim advisory agreement, the “Advisory Agreement”) between Giralda Advisors, LLC (“GA”) and the Trust, on behalf of The Giralda Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Board Members were assisted by independent legal counsel throughout the Advisory Agreement review process.  The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement:

Nature, Extent and Quality of Services.  The Trustees reviewed the background and experience of the key GA professionals providing services to the Fund and noted that the change in ownership at GA, whereby Montage Investments (“MI”) would be the majority owner of GA, would not result in a change of the professionals servicing the Fund, or their positions.  They considered that the additional resources available to GA as a result of the restructuring would benefit the shareholders, and noted that shareholders would benefit from MI’s assumption of the financial obligations of GA for one year.  The Trustees noted that no material compliance or litigation issues exist, and no anticipated changes to the compliance monitoring practices for the Fund as the trading operations of the Fund will remain unchanged.  They concluded that the proposed restructuring would not negatively impact the services currently being provided.

Performance.  The Trustees reviewed the performance of the Fund and noted that performance is trailing the peer group and the benchmark.  They noted that GA attributed the Fund’s underperformance to its equal weighting of sectors, instead of the market cap weighting in other funds in its peer group.  The Board considered that GA employs a volatility based strategy which may be a limited drag in up markets but should be a significant benefit during market declines.  The Board concluded that a longer term view is appropriate, and that the Fund’s performance, while trailing, was reasonably explained by GA.

Fees and Expenses.  The Board compared the investment management fee charged to the Fund with the average fee charged by funds in its peer group and the Morningstar category average.  They noted that the proposed management fee of 1.00% was lower than both the peer group average of 1.22% and the Morningstar average of 1.19%.  As to the expense ratio, they noted that the Fund’s ratio of 1.25% was below the peer group average of 1.81%, but slightly higher than the Morningstar average of 1.19%.  They noted, however, that the Fund has an expense cap in place, and intends for the expense cap to be honored under the Advisory Agreement.  Overall they found the fees and expenses were reasonable.

Economies of Scale.  The Trustees noted that GA, due to the nature of its strategy, was not looking to negotiate breakpoints at this time. They further noted, however, that GA had agreed to consider breakpoints if the Fund achieves significant growth.  The Board noted that, at this time, a vast majority of investment advisory fees are being waived under the expense limitation agreement.  After discussion, it was the consensus of the Board that based on the current size of the Fund, and the consideration of the expense limitation agreement and GA’s willingness to discuss breakpoints at a later time, the Trustees determined that economies of scale would be revisited when the advisory contract is next renewed.

Profitability. The Trustees reviewed a profitability analysis provided by GA and noted that, based on the information provided, GA is not realizing a profit from its relationship with the Fund.  They noted that the reason GA is not profitable is that it waives a significant portion of its fees, as many investors are separately managed account clients and GA is paid for its services to those investors at the separately managed account level.  They considered that MI will guarantee the debts of GA for a year, so the absence of significant financial resources at GA is not a concern.  The Trustees concluded that GA will not be excessively profitable.

Conclusion.  Having requested and received such information from GA as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the Trust and shareholders of the Fund. Based on the history of service and experience with adviser personnel, and its consideration of the materials provided by GA in advance of the Meeting, the Board recommends approval of the definitive Advisory Agreement by the shareholders.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

SUBSEQUENT EVENTS NOTE (Unaudited)

At a Special Meeting of Shareholders of The Giralda Fund, held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Friday, March 15, 2013, shareholders of record as of the close of business on December 14, 2012 voted to approve the following proposal:

Proposal 1: To approve a new Investment Advisory Agreement between the Northern Lights Fund Trust and Giralda Advisors, LLC:

            Shares Voted

Shares Voted Against

 In Favor

     or Abstentions

               12,204,632                           99,086

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent year ending June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-GIRALDA or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-855-GIRALDA.

Investment Adviser

Giralda Advisors

One Giralda Farms, Suite 130

Madison, NJ 07940

Administrator

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 – $13,500

2012 – $13,000

(b)

Audit-Related Fees

2013 – None

2012 – None

(c)

Tax Fees

2013 – $2,500

2012 – $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

2012

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $2,500

2012 - $2,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

9/9/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

9/9/13

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

9/9/13